                                                                EXHIBIT(A)(1)(J)

                             LETTER OF TRANSMITTAL

                                       TO
                     TENDER SHARES OF CLASS A COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF

                           MAXWELL SHOE COMPANY INC.
                                       AT

                              $22.50 NET PER SHARE
             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 23, 2004
                 AND THE SUPPLEMENT THERETO DATED MAY 26, 2004
                                       BY

                             MSC ACQUISITION CORP.,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                           JONES APPAREL GROUP, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
              MONDAY, JUNE 21, 2004, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                 By Hand or Overnight Delivery:        By Facsimile Transmission:
   Tender & Exchange Department        Tender & Exchange Department      (For Eligible Institutions Only)
          P.O. Box 11248                    101 Barclay Street                    (212) 815-6433
      Church Street Station            Receive and Delivery Window      Confirmation Receipt of Facsimile
  New York, New York 10286-1248          New York, New York 10286
                                                                                By Telephone Only
                                                                                  (212) 815-6212

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    STOCKHOLDERS WHO HAVE ALREADY TENDERED SHARES PURSUANT TO THE OFFER USING THE PREVIOUSLY DISTRIBUTED (BLUE) LETTER OF TRANSMITTAL OR (GREEN) NOTICE OF GUARANTEED DELIVERY NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO RECEIVE THE INCREASED OFFER PRICE OF $22.50 PER SHARE IF SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY PURCHASER PURSUANT TO THE OFFER, EXCEPT AS MAY BE REQUIRED BY THE GUARANTEED DELIVERY PROCEDURE, IF SUCH PROCEDURE WAS UTILIZED.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
NAMES(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS                                      SHARES TENDERED
  NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                     (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF SHARES
                                                          SHARE                 REPRESENTED                   NUMBER
                                                       CERTIFICATE                BY SHARE                 OF SHARE(S)
                                                       NUMBER(S)*              CERTIFICATE(S)               TENDERED**
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Shares
------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF RIGHTS TENDERED
------------------------------------------------------------------------------------------------------------------------------
NAMES(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)
     (PLEASE FILL IN, IF BLANK, EXACTLY AS                                      RIGHTS TENDERED
  NAME(S) APPEAR(S) ON RIGHTS CERTIFICATE(S))                    (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                                 OF RIGHTS                    NUMBER
                                                       CERTIFICATE             REPRESENTED BY              OF RIGHT(S)
                                                       NUMBER(S)+*            CERTIFICATE(S)*               TENDERED**
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Shares
------------------------------------------------------------------------------------------------------------------------------
 + If the tendered Rights are represented by separate Rights Certificates, complete the certificate numbers of such Rights
   Certificates. Stockholders tendering Rights that are not represented by separate certificates will need to submit an additional Letter of Transmittal if Rights Certificates are distributed.
 * Need not be completed if transfer is made by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Rights described above are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

     This revised Letter of Transmittal or the previously circulated (blue) Letter of Transmittal is to be used either if (a) certificates for Shares and/or Rights (each as defined below) are to be forwarded herewith or (b) unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in "THE
OFFER -- Section 3" of the Offer to Purchase).

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     IF ANY OF THE CERTIFICATES REPRESENTING SHARES OR RIGHTS THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

     Holders of Shares are required to tender one Right (as defined below) for each Share tendered to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date (as defined in the Offer to Purchase) of the Offer, a tender of Shares also constitutes a tender of the associated Rights. If, however, pursuant to the Rights Agreement (as defined below) or otherwise, the separate certificates ("Rights Certificates") have been distributed by Maxwell (as defined below) to holders of Shares prior to the date of tender pursuant to the Offer (as defined below), Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without Rights constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within a period ending on the later of (1) three NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that it receive such Rights Certificates, or a Book-Entry Confirmation, if available, prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     Holders whose certificates for Shares ("Share Certificates") and, if applicable, Rights Certificates, are not immediately available (including, without limitation, if the Distribution Date has occurred but Rights Certificates have not yet been distributed by Maxwell) or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and/or Rights, and all other documents required hereby to the Depositary prior to the Expiration Date must tender their Shares and Rights in accordance with the guaranteed delivery procedures set forth in "THE OFFER -- Section 3" of the Offer to Purchase. See Instruction 2.

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                 -----------------------------------------------

    Account Number at Book-Entry Transfer Facility
                  --------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                        --------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    Name of Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX: [ ]

    Name of Tendering Institution
                                 -----------------------------------------------

    Account Number at Book-Entry Transfer Facility
                  --------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to MSC Acquisition Corp., a New York corporation (the "Purchaser") and an indirect wholly owned subsidiary of Jones Apparel Group, Inc., a Pennsylvania corporation, (1) the above described shares of Class A Common Stock, par value $.01 per share (the "Shares"), of Maxwell Shoe Company Inc., a Delaware corporation ("Maxwell"), and (2) unless and until validly redeemed by the Maxwell Board of Directors, the associated rights to purchase shares of Series A Junior Participating Preferred Stock of Maxwell (the "Rights") issued pursuant to the Rights Agreement, dated as of November 2, 1998 (as amended from time to time, the "Rights Agreement"), by and between Maxwell and EquiServe Trust Company, N.A., as Rights Agent, at a price of $22.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated March 23, 2004 (as amended and supplemented, the "Offer to Purchase"), the Supplement thereto dated May 26, 2004 (the "Supplement") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references herein to the "Shares" shall be deemed to include the associated Rights, and all references herein to the "Rights" shall be deemed to include the benefits that may inure to holders of the Rights pursuant to the Rights Agreement.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after March 22, 2004) and irrevocably constitutes and appoints The Bank of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and Rights (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares and Rights (and any such other Shares or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) to present such Shares and Rights (and any such other Shares or securities or rights) for transfer on Maxwell's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned understands that, unless the Rights are redeemed prior to the expiration of the Offer, stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the time a holder's Shares are purchased pursuant to the Offer, in order for Rights (and the corresponding Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are purchased pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within a period ending on the later of (1) three NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery and (2) three business days after the date such Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights prior to accepting the associated Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     If, on or after March 22, 2004, Maxwell declares or pays any dividend on the Shares or other distribution on the Shares, or issues with respect to the Shares any additional Shares, shares of any other class of capital stock, or voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to Purchaser or its nominee or transferee on Maxwell's stock transfer records, then, subject to the provisions of "THE OFFER -- Section 14" of the Offer to Purchase, (1) the Offer Price may, in the sole discretion of Purchaser, be reduced by the amount of any such cash dividends or cash distributions and (2) the whole of any such noncash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for the account of Purchaser and will be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of Purchaser, be exercised for the benefit of Purchaser, in which case the proceeds of such exercise will promptly be remitted to Purchaser. Pending such remittance and subject to applicable law, Purchaser will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by Purchaser in its sole discretion.

     The undersigned hereby irrevocably appoints Wesley R. Card and Ira M. Dansky, or either of them, and any other individual designated by either of them or Purchaser, and each of them individually, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Maxwell's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares and Rights tendered hereby (and with respect to any and all other Shares or other securities or rights issued in respect thereof on or after March 22,
2004) that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares and Rights as provided in the Offer to Purchase. This proxy is coupled with an interest in the Shares and Rights tendered hereby and is irrevocable and is granted in consideration of the acceptance for payment of such Shares and Rights in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (except for any consents issued under the Consent Solicitation (as defined in the Offer to Purchase)) and Rights (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned. The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, Purchaser and Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after March 22, 2004) and, when the same are accepted for payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any such other Shares or other securities or rights).

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares and Rights pursuant to any of the procedures described in "THE OFFER -- Section 3" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares and Rights tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares or Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares or Rights from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares or Rights so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and Rights accepted for payment are/is to be issued in the name of someone other than the undersigned.

Issue  [ ] Check
       [ ] Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
  To be completed ONLY if certificates for Shares and/or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares and/or Rights accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Mail  [ ] Check
       [ ] Certificate(s) to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated ------------------------------
(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares and Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                      ----------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
                                   ---------------------------------------------

Employer Identification or Social Security No.
                                              ----------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED: SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                     -----------------------------------------------------------

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title
      --------------------------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------

Address ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No. --------------------------------------------

Dated: ------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of such Shares or Rights) of Shares or Rights tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (2) such Shares and/or Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if (a) Share Certificates and/or Rights Certificates are to be forwarded herewith or (b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights (if available) is to be made pursuant to the procedures for book-entry transfer set forth in "THE
OFFER -- Section 3" of the Offer to Purchase. For a holder validly to tender Shares or Rights pursuant to the Offer, either (1) on or prior to the Expiration Date, (a) Share Certificates representing tendered Shares (and, prior to the Distribution Date, representing tendered Rights) and, after the Distribution Date, Right Certificates must be received by the Depositary at one of its addresses set forth herein, or such Shares and Rights must be tendered pursuant to the book-entry transfer procedures set forth in "THE OFFER -- Section 3" of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary, (b) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares and/or Rights, must be received by the Depositary at one of such addresses and (c) any other documents required by this Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in "THE OFFER -- Section 3" of the Offer to Purchase. If a Distribution Date has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date on which such Rights Certificates are distributed.

     "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares and, if applicable, the Rights that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, RIGHTS CERTIFICATES (IF APPLICABLE), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. SHARES AND RIGHTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares and Rights that are to be tendered in the box entitled "Number of Shares Tendered" and "Number of Rights Tendered", respectively. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares and Rights tendered herewith. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required with respect to such Shares or Rights unless payment is to be made to, or certificates for Shares or Rights not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If the certificates for Shares or Rights are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares or Rights not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

     6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares and/or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares or Rights tendered.

     9. BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares and/or Rights in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%. All stockholders surrendering Shares and/or Rights pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to Purchaser and the Depositary).

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., Social Security number or employer identification number) of the record owner of the Shares and Rights. If the Shares or Rights are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Innisfree M&A Incorporated (the "Information Agent") or to Bear, Stearns & Co. Inc. (the "Dealer Manager") at their respective addresses listed below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for the Shares, EquiServe Trust Company, N.A., at 1-877-282-1168. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: IN ORDER FOR SHARES TO BE VALIDLY TENDERED PURSUANT TO THE OFFER, (1) ON OR PRIOR TO THE EXPIRATION DATE (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE DEPOSITARY, OR IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES, AN AGENT'S MESSAGE MUST BE RECEIVED BY THE DEPOSITARY, (B) ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE DEPOSITARY AND (C) EITHER SHARE CERTIFICATES REPRESENTING TENDERED SHARES (AND, PRIOR TO THE DISTRIBUTION DATE, REPRESENTING TENDERED RIGHTS) AND, AFTER THE DISTRIBUTION DATE, RIGHT CERTIFICATES, MUST BE RECEIVED BY THE DEPOSITARY OR SUCH SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AND A BOOK-ENTRY CONFIRMATION MUST BE RECEIVED BY THE DEPOSITARY, OR (2) THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX        Social Security Number(s) OR
         FORM W-9           AT RIGHT AND CERTIFY BY SIGNING AND DATING         Employer Identification Number
                            BELOW.
                                                                           ---------------------------------------
                            --------------------------------------------------------------------------------------


DEPARTMENT OF THE TREASURY   PART 2 -- CERTIFICATES --                                 PART 3 --
 INTERNAL REVENUE SERVICE    Under penalties of perjury, I certify that                Awaiting TIN  [ ]



         PART 4 --
        Exempt  [ ]




    PAYOR'S REQUEST FOR      (1) the number shown on this form is my correct Taxpayer
  TAXPAYER IDENTIFICATION        Identification Number (or I am waiting for a number
      NUMBER ("TIN")             to be issued for me) and
                             (2) I am not subject to backup withholding because: (a)
                                 I am exempt from backup withholding or (b) I have
                                 not been notified by the Internal Revenue Service
                                 (the "IRS") that I am subject to backup withholding
                                 as a result of a failure to report all interest or
                                 dividends or (c) the IRS has notified me that I am
                                 no longer subject to backup withholding and
                             (3) I am a U.S. person (including a U.S. resident
                                 alien).
                             --------------------------------------------------------------------------------------
                             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in part 4 above.

                             Signature ------------------------------------------      Date --------------------
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary, 28% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

Signature ------------------------------ Date -------------------------

     THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, CERTIFICATES FOR SHARES AND/OR RIGHTS AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF MAXWELL OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

                     By Mail:                                 By Hand or Overnight Delivery:
           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                            Receive and Delivery Window
                New York, New York                               New York, New York 10286
                    10286-1248

                           By Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 815-6433

              Confirmation Receipt of Facsimile by Telephone Only:
                                 (212) 815-6212

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dealer Manager or the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                (INNISFREE LOGO)
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                        Banks and Brokers Call Collect:
                                 (212) 750-5833

                       All Others Please Call Toll-free:
                                 (888) 750-5834

                      The Dealer Manager for the Offer is:

                            BEAR, STEARNS & CO. INC.
                               383 Madison Avenue
                            New York, New York 10179
                                 (888) 235-2327
                                       or
                                 (212) 272-2000